Bartlett & Co.
                         ------------------------------
                         REGISTERED INVESTMENT ADVISORS

                                    BARTLETT
                                     MUTUAL
                                     FUNDS
                                     ANNUAL
                                     REPORT

                               FOR THE YEAR ENDED
                                 MARCH 31, 1997

                                    BARTLETT
                            VALUE INTERNATIONAL FUND

                                    BARTLETT
                                BASIC VALUE FUND

                                 BARTLETT & CO.
                                    PROFILE

          Bartlett & Co., headquartered in Cincinnati, Ohio, is an asset [PICTURE] management firm which manages over $2 billion for individuals, family groups and institutions. Established in 1898, Bartlett & Co. has built a reputation among individual and institutional investors of strong performance and superior client service for nearly a century.

Bartlett & Co. offers its clients a diversity of services through four business divisions:

         (bullet) Mutual Funds
         (bullet) Institutional Client Services
         (bullet) Private Client Services
         (bullet) Real Estate Programs

Our tradition of excellence, the breadth of our services and the depth of our experience give Bartlett & Co. the capabilities to serve as your financial advisor.

                                    CONTENTS

                                                                           Pages
      --------------------------------------------------------------------------

      Bartlett & Co. Profile                                        Inside Cover
      --------------------------------------------------------------------------
      Chairman's Letter                                                        2
      --------------------------------------------------------------------------
      Reports to Shareholders
           Bartlett Value International Fund Report                            3
           Bartlett Basic Value Fund Report                                    4
      --------------------------------------------------------------------------
      Growth of a $10,000 Investment
           Bartlett Value International Fund                                   6
           Bartlett Basic Value Fund                                           6
      --------------------------------------------------------------------------
      Results of Special Meeting of Shareholders                               7
      --------------------------------------------------------------------------
      Portfolios of Investments
           Bartlett Value International Fund                                   8
           Bartlett Basic Value Fund                                          10
      --------------------------------------------------------------------------
      Statements of Assets and Liabilities                                    12
      --------------------------------------------------------------------------
      Statements of Operations                                                13
      --------------------------------------------------------------------------
      Statements of Changes in Net Assets                                     14
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      Financial Highlights
           Bartlett Value International Fund                                  15
           Bartlett Basic Value Fund                                          15
      --------------------------------------------------------------------------
      Notes To Financial Statements                                           16
      --------------------------------------------------------------------------
      Report of Independent Public Accountants                                19
      --------------------------------------------------------------------------
      Trustees and Officers                                           Back Cover
      --------------------------------------------------------------------------

      This report is for the information of shareholders of the Bartlett Mutual Funds. It may be used as sales literature if preceded or accompanied by a current prospectus of the Bartlett Mutual Funds.

                                CHAIRMAN'S LETTER

[PICTURE]

/s/ Dale H. Rabiner
--------------------
Dale H. Rabiner, CFA
Chairman
Bartlett
Capital Trust

Dear Fellow Shareholder,

The "irrational exuberance" that Alan Greenspan, Chairman of the Federal Reserve Board, has expressed concerns about over the past four months, seems to have lost some of its exuberance as investors have become somewhat more rational in their expectations toward the equity market. Indeed, investors who were pursuing so-called "momentum strategies" have learned the painful lesson that momentum is not a unidirectional notion, i.e., that which rises spectacularly, can also fall spectacularly. Over the past year, it has not been unusual to witness price declines in excess of fifty percent in hot concept stocks found in such industries as computer networking and software. We are encouraged that a healthy respect for downside risk is being embraced by at least some market participants. As we have stated in previous communications, ultimately a stock's price can be driven by only two things: 1) the growth rate in a company's earnings per share and, 2) a change in the discount rate that is applied to those earnings per share. With interest rates rising over the past six months, for equities to maintain, or increase in value, it is necessary for earnings to increase at a rate that would offset the increase in the discount rate. We believe that treasury bonds, yielding north of seven percent, may prove to be stiff competition for common stocks going forward. As the Portfolio Managers' Reviews contained elsewhere in this report discuss, a significant discrepancy in valuation currently exists between large capitalization equities and small-to-medium capitalization equities, as well as between U.S. stock market valuations and that of international markets. While some portion of these discrepancies may be due to differences in earnings growth, it seems quite evident that a considerable amount of the discrepancy can be attributed to the continuing indexation trend, which is prompting more and more money to flow into fewer and fewer large companies. We do not believe that we are embarking upon a new era of valuation, and, accordingly, believe that, as has been the case in prior market cycles, this aberration will fall of its own weight in the not too distant future. When this occurs, small and medium capitalization domestic stocks and foreign company stocks should be in for a protracted period of significant outperformance. This should serve investors in our funds quite well given our significant commitment to these out-of-favor sectors.

Enclosed with this report is a proxy to vote on a number of important items. The first proposal is to elect additional trustees who will help provide an enhanced global perspective. Second, we solicit your approval of a redesigned distribution system to improve shareholder servicing as well as to potentially bring growth and economies of scale to the Funds. With this proposal, each Fund will offer three classes of shares, each targeting a separate distribution channel. Lastly, we solicit your approval of changes to the investment management arrangements for each Fund.

We believe these proposed items will serve our investors well in the years ahead as increased assets in the Bartlett Capital Trust, from both increased sales and the addition of the new Bartlett Europe Fund to our Trust, create economies of scale and result in lower expenses for each Fund.

In closing, we wish to thank you, our loyal shareholders, for your continued support. We assure you that we continue to strive to provide you with attractive investment returns as well as an enhanced array of investor services.

                                                            Dale H. Rabiner, CFA
                                                            Chairman

                                    BARTLETT
                               VALUE INTERNATIONAL
                                   FUND REPORT

           Concern about inflation and coordinated global growth have begun to [PICTURE] weigh on the US market, and fears of catching the "growth disease"
           have also cooled the recovery hopes in overseas markets. The Europe, Australia and Far East (EAFE)* index fell by 1.6% in the first quarter of 1997, dragged down by a very weak performance in Asian markets, most notably Japan. A broader, more representative index of international market performance, the Morgan Stanley All Country ex US (AC ex US) index, fell .5% in the first quarter. Pacific markets are suffering from serious concerns about the overall stability of Asia's financial institutions, brought on by the continuing banking problems in Japan, and aggravated by high-profile stumbles for both Thai and Korean financial institutions. In contrast, European markets continued to motor on, rising about 5% in the quarter, surpassing even the US market performance.

For the year ending March 31, 1997, the EAFE index increased by 1.5% and the AC ex US rose 1.4%, as good performance in European stocks was negated by the ongoing weakness in Asian markets. This divergence in performance has been a feature of both indices for the last several quarters.

The strength of the US dollar over the past year has affected the EAFE index's performance. Currency weakness in both the yen and the core European currencies has shaved about 10% off the index's return in dollar terms over a twelve month period, and about 6% over the last quarter. The yen's fall has raised concerns on both sides of the Pacific, and European currencies are now caught up in a wave of speculation over the European Monetary Union that is scheduled to take place in two years.

Bartlett Value International's total return was 3.3% in the first quarter of 1997, and 15.5% for the year ending March 31, 1997. The Fund benefited from good performance in several individual stocks and minimal damage from currency weakness. Regional exposure in the portfolio is fairly close to that of the EAFE index, although the country weightings are quite different, including a below-index exposure to Japan and a greater weighting in non-Japan Asia, as well as France, Norway and Spain.

The tailwind of economic recovery, lower inflation and a strong bond market that has pushed the US market along in the last two years seems to be weakening. Both European and Asian economies have lagged the US in economic performance, and are better placed to show non-inflationary growth in the next several quarters.
Currency depreciation of the magnitude that has dragged down dollar-based international market returns over the last year seems unlikely to continue, especially regarding the yen. While European markets have been reasonably competitive with US market returns over the last couple of years, Asian markets have lagged badly. In 1993, there was nearly universal agreement that Asia was a growth area destined to dominate the world economy in the next millennium. The outlook now is considerably more gloomy, reflecting both highly publicized corporate scandals and financial problems. Logic says, however, that the bright future envisioned for Asia just two years ago, while based on a serious dose of over-optimism, has not completely changed for the worse, as market performance would indicate. Europe's outlook is good, based on an increased focus on shareholder value and competitiveness, but Asia's is certainly at least as good, based on recovery in its developed economies and continued growth in the emerging areas, and should provide a good hunting ground for attractively valued, fundamentally sound stock investments.

                              Portfolio Composition
                      Bartlett Value International Fund vs
                    Europe, Australia, Far East (EAFE) Index
                                 March 31, 1997

                   [Graph appears here-see plot points below]


                                Percent of Total Portfolio

                              Fund                            EAFE Index

Americas             10% (3% Latin America,                0%
                          5% Canada, 2%
                          Cash Equivalents)


Europe               57%                                   60%


Pacific              33% (13% Japan)                       40% (29% Japan)



                                                        /s/ Madelynn M. Matlock
                                                        ------------------------
                                                        Madelynn M. Matlock, CFA
                                                        Portfolio Manager

*The EAFE Index is an unmanaged index of common stocks of foreign companies. The returns for the Index do not include any expenses or transaction costs. The returns for the Fund include such expenses.

                                    BARTLETT
                                   BASIC VALUE
                                   FUND REPORT

           People are more anxious regarding the level of the stock market than [PICTURE] they have been in quite a while. We have all read articles about people who are worried about the gains that they have given up during the last two months. This seems rather odd since most of us were counting our blessings only three months ago, especially given the largesse that had been bestowed upon us by the market. Because the market is certain to endure setbacks from time to time, one should not feel too uncomfortable when the market sheds some of its gains rather than deliriously adding to them on a week to week basis. The best perspective that we can offer is that a good investment program is measured by its performance over an extended period of time, rather than vis-a-vis a peak level of valuation that it achieved only a few months ago.

Very high stock prices, interest rate jitters, and anxieties about corporate earnings have been the primary ingredients in the stock market giving up almost all of the gains that were produced in January and February. Then again, it should be emphasized that only the biggest, not necessarily the best, stocks produced compelling results at the beginning of the year.

During 1996, 25% of the return produced by the S&P 500 Index was generated by only five stocks -- Coca Cola, Merck, Intel, Microsoft, and General Electric. In fact, had each of the five hundred stocks in the S&P Index been weighted equally, this particular benchmark would have generated a 13% gain, as opposed to the 23% gain that was enjoyed last year. January was a month in which this particular phenomenon was never more visible. While companies such as Philip Morris, Merck, and Procter & Gamble increased by 20% during the first two months of the year, smaller companies tended to languish.

During the first quarter of 1997, the Russell 2000 Index, a broader index which is comprised of small capitalization issues, actually posted a 5.2% decline. The Dow Jones Industrial Average produced a 2.6% gain, while the S&P 500 produced a 2.7% gain. This is rather graphic evidence that the inclusion of small and medium-sized companies would have worked against a portfolio manager for the first quarter of the year. In fact, the valuation gap between large company stocks and small company stocks has not been greater during the last twenty-five years, in
--------------------------------------------------------------------------------

                         Measuring Both Risk and Return
            Bartlett Basic Value Fund vs Standard & Poor's 500 Index
                             May 1983 to March 1997


                  [Chart appears here--see plot points below]



                   Bartlett
                    Basic           S&P
                    Value           500
                    Fund           Index


Return              11.8%          15.4%
Risk                10.9%          14.1%


   This chart compares the historical average annual total return and the risk (as measured by the standard deviation) of the Bartlett Basic Value Fund and the Standard & Poor's 500 Index from May 1983 to March 31, 1997. The S&P 500 Index is an unmanaged index of common stocks widely used as a measure of stock market activity. The return for the Index does not include any expenses or transaction costs. The return for the Fund includes such expenses and costs.

   Standard deviation is a statistical measure of volatility often used as a measure of risk. In general, the greater the standard deviation, the greater the tendency to vary from the average annual total return. By comparing the magnitude of the standard deviations, the relative volatility of each investment can be determined. A lower standard deviation reflects lower volatility.

   The average annual total return figures assume the reinvestment of dividends.

   Of course, past performance is no guarantee of future results. The principal value and investment returns of the Fund fluctuate so that upon redemption you may receive more or less than your original investment.
--------------------------------------------------------------------------------
spite of the fact that small company stocks have generated higher total returns to their shareholders since this data was collected in 1925 -- over seventy years ago.

Some of the smaller companies in the portfolio have among the most profitable operations. Kaydon Corporation has put together a string of 20% plus earnings gains in the manufacture of ball bearings, rings, and metal castings. The company has a tremendous amount of excess cash which it has been using to buy in its shares. They would probably be using their free cash flow to pay off debt if, of course, they had any debt. Other companies such as Washington Federal, perhaps the most efficiently run savings and loan in the country, and York International, one of the leading heating, ventilation, and air conditioning equipment manufacturers, have watched their stocks languish during the first quarter. Investors have ignored them in favor of virtually throwing money at the great names of America. If the market falters, one would expect investors to more assiduously analyze the value that they are getting for their investment dollars. It will more than likely be found in companies that are not necessarily the most visible.

The month of March was unkind to all money managers, although value managers had slightly better performance -- i.e. lost less -- than the market in general last month. Value managers would have fared much better had it not been for the large exposure that such investors have in financial services companies. It should be kept in mind that an increase in short-term rates does not necessarily affect the profitability of regional banks, insurance companies, savings and loans, or government-sponsored enterprises such as Fannie Mae. In fact, many of these institutions are almost always able to report higher profits when short-term rates rise. Nevertheless, perception seems to be greater than reality for such issues during the short term and Mr. Greenspan's pre-emptive strike against inflation -- i.e. the interest rate hike -- has played havoc with these very reasonably priced issues.

Although the market is sure to be bumpy along the way, we have not been reaching for the brass ring by buying fledgling companies with a new concept (but no earnings or assets) or familiar names that have been bid up to ridiculously high price levels. We have, instead, sought a margin of safety by paying attention to what a share of common stock represents in relation to the earnings, cash flow, dividends, and assets that are standing behind it. Aside from being tried and true, this approach will allow us to hold onto the gains that have been accumulated, while putting us in a position to participate in any meaningful new advances that occur.

Thank you for your continued support of our investment style and for your partronage of the Bartlett Basic Value Fund.

Sincerely,

           /s/ James A. Miller                 /s/ Woodrow H. Uible
           -------------------                 --------------------
           James A. Miller, CFA                Woodrow H. Uible, CFA
           Portfolio Manager                   Portfolio Manager


The average annual total returns of the Bartlett Basic Value Fund for the one, three, five and ten year periods ended March 31, 1997 were 11.3%, 15.9%, 12.9% and 10.1%, respectively.

                          Largest Industry Allocations
            Bartlett Basic Value Fund vs Standard & Poor's 500 Index
                                 March 31, 1997

                  [Graph appears here--see plot points below]


                      Percent of Total Equity Portfolio

                            Fund           S&P 500

Financial                    22%             16%
Consumer Cyclical            20%             12%
Basic Industry               14%             12%
Technology/Defense            9%             17%
Energy                        8%              8%
Consumer Staples              8%             13%

                                   GROWTH OF A
                                     $10,000
                                   INVESTMENT

           The following graphs compare each Fund's total return against that of [PICTURE] the most closely matched broad-based securities market index.

The lines illustrate the cumulative total return of an initial $10,000 investment for the period indicated. The line for each Bartlett Mutual Fund represents the total return after deducting all Fund investment management expenses and the transaction costs of buying and selling securities. The line representing the securities market index (which is, in each case, an unmanaged index) does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. The average annual total return numbers and line graphs represent only past performance and are not a guarantee of future results. As the graphs illustrate, the share price of the Funds fluctuate and, upon redemption, you may receive more or less than your original investment.

                         Growth of a $10,000 Investment
                        Bartlett Value International Fund
                     October 31, 1989 through March 31, 1997

                          Average Annual Total Returns*
                        For periods ended March 31, 1997
                  -----------------------------------------------
                   1 Year   3 Years   5 Years   Life of the Fund
                                                (since 10/06/89)
                  -----------------------------------------------
                    15.5%     8.8%      10.5%          8.0%


                        Bartlett Value International Fund
                                       vs
                        Europe, Australia, Far East Index


                  [Graph appears here--see plot points below]



                                Bartlett Value
                                International        EAFE
                                    Fund            Index

                   Mar-97          $19,092        $13,675
                   Dec-96           18,490         13,893
                   Sep-96           17,352         13,634
                   Jun-96           17,443         13,659
                   Mar-96           16,537         13,436
                   Dec-95           15,933         13,062
                   Sep-95           15,928         12,556
                   Jun-95           15,271         12,048
                   Mar-95           14,666         11,960
                   Dec-94           14,597         11,741
                   Sep-94           15,331         11,862
                   Jun-94           14,555         11,844
                   Mar-94           14,841         11,266
                   Dec-93           14,674         10,886
                   Sep-93           13,413         10,793
                   Jun-93           12,153         10,121
                   Mar-93           11,929          9,196
                   Dec-92           11,172          8,212
                   Sep-92           11 426          8,541
                   Jun-92           12,351          8,414
                   Mar-92           11,614          8,241
                   Dec-91           11,380          9,350
                   Sep-91           10,972          9,195
                   Jun-91            9,970          8,469
                   Mar-91           10,381          8,958
                   Dec-90            9,367          8,337
                   Sep-90            9,074          7,543
                   Jun-90           11,226          9,572
                   Mar-90           10,796          8,737
                   Dec-89           10,958         10,891
                   Oct-89           10,000         10,000


The Europe, Australia, Far East (EAFE) Index is a broad-based index administered by Morgan Stanley Capital International and is composed of select common stocks of companies based outside the United States and including Europe, Australia, and the Far East. It is often used to measure international stock market activity. The index does not include any expenses or transaction costs associated with buying and selling stocks within the index. The total returns for the Bartlett Value International Fund are quoted after deducting Fund expenses and transaction costs, and assume the reinvestment of all distributions. The performance figures reflect the periodic absorption of some expenses of the Fund through the waiver of management fees. Had a portion of these fees not been waived, the Fund's total returns would have been slightly lower.

The Standard & Poor's 500 Index is a broad-based unmanaged index of common stocks commonly used to measure general stock market activity. The index does not include any expenses or transaction costs associated with buying and selling stocks within the index. The total returns for the Bartlett Basic Value Fund are quoted after deducting Fund expenses and transaction costs, and assume the reinvestment of all distributions.

                         Growth of a $10,000 Investment
                            Bartlett Basic Value Fund
                       May 31, 1983 through March 31, 1997

                          Average Annual Total Returns*
                        For periods ended March 31, 1997
          ----------------------------------------------------------
           1 Year   3 Years   5 Years   10 Years   Life of the Fund
                                                   (since 05/05/83)
          ----------------------------------------------------------
            11.3%    15.9%      12.9%     10.1%          11.8%

                            Bartlett Basic Value Fund
                                       vs
                          Standard and Poors 500 Index


                  [Graph appears here--see plot points below]


                                 Bartlett Basic    S&P 500
                                   Value Fund       Index

                  Mar-97           $47,110         $72,907
                  Dec-96            48,373          70,991
                  Sep-96            43,892          65,540
                  Jun-96            43,699          63,562
                  Mar-96            42,262          60,837
                  Dec-95            40,849          57,740
                  Sep-95            38,838          54,461
                  Jun-95            36,480          50,450
                  Mar-95            34,068          46,052
                  Dec-94            31,051          41,966
                  Sep-94            31,950          41,972
                  Jun-94            30,542          40,015
                  Mar-94            30,237          39,848
                  Dec-93            30,926          41,417
                  Sep-93            29,978          40,476
                  Jun-93            28,882          39,458
                  Mar-93            29,239          39,268
                  Dec-92            27,698          37,624
                  Sep-92            26,912          35,795
                  Jun-92            26,548          34,715
                  Mar-92            25,598          34,056
                  Dec-91            25,125          34,948
                  Sep-91            24,149          32,248
                  Jun-91            22,769          30,610
                  Mar-91            23,286          30,674
                  Dec-90            19,946          26,776
                  Sep-90            18,441          24,568
                  Jun-90            22,707          28,502
                  Mar-90            21,908          26,812
                  Dec-89            22,066          27,656
                  Sep-89            22,680          27,113
                  Jun-89            21,555          24,503
                  Mar-89            20,572          22,524
                  Dec-88            19,761          21,047
                  Sep-88            19,202          20,429
                  Jun-88            18,667          20,355
                  Mar-88            17,795          19,105
                  Dec-87            15,649          18,067
                  Sep-87            19,596          23,360
                  Jun-87            18,811          21,913
                  Mar-87            18,018          20,840
                  Dec-86            16,259          17,178
                  Sep-86            16,259          16,300
                  Jun-86            16,793          17,518
                  Mar-86            16,177          16,572
                  Dec-85            14,304          14,529
                  Sep-85            12,987          12,400
                  Jun-85            12,705          12,935
                  Mar-85            12,189          12,059
                  Dec-84            11,419          11,042
                  Sep-84            11,078          10,847
                  Jun-84            10,636           9,892
                  Mar-84            10,657          10,156
                  Dec-83            10,534          10,407
                  Sep-83            10,250          10,362
                  Jun-83            10,100          10,379
                  May-83            10,000          10,000

                   RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

     On December 13, 1996, Special Meetings of the Shareholders of Bartlett Management Trust and Bartlett Capital Trust were held to approve an Agreement and Plan of Reorganization and Termination. Under this plan, Legg Mason Cash Reserve Trust would acquire the assets and assume the liabilities of Bartlett Cash Reserves Fund and Legg Mason U.S. Government Intermediate-Term Portfolio would acquire the assets and assume the liabilities of Bartlett Fixed Income Fund and Bartlett Short Term Bond Fund.

     The results of the voting by each Fund, in shares, were as follows:

                                         For             Against
                                      Approval          Approval         Abstain
                                     -------------------------------------------
Bartlett Fixed Income Fund            3,645,203           46,735         150,447
Bartlett Short Term Bond Fund           718,034               --          95,143
Bartlett Cash Reserves Fund          24,060,370          306,392         224,740

                            PORTFOLIOS OF INVESTMENTS

                        Bartlett Value International Fund
                              As of March 31, 1997

                                                Market
                                   Shares        Value
---------------------------------------------------------
Common Stock--97.65%
---------------------------------------------------------
Argentina--2.61%
  YPF Sociedad Anonima SA (ADR)
  (Energy, Oil & Gas)                82,600   $ 2,188,900
---------------------------------------------------------
Australia--6.78%
  Brambles Industries Ltd.
  (Transport Services)               94,600     1,555,160
  Burns Philp &Company Ltd.
  (Food, Manufacturing)           1,540,908     2,573,012
  National Australia Bank (ADR)
  (Banking)                          25,300     1,565,437
                                              -----------
                                                5,693,609
---------------------------------------------------------
Canada--4.75%
  Hudson's Bay Co.
  (Retailing)                       121,800     2,357,703
  Potash Corporation of
  Saskatchewan Inc. (ADR)
  (Mining)                           21,500     1,634,000
                                              -----------
                                                3,991,703
---------------------------------------------------------
Finland--2.02%
  Metra Oy B Shares
  (Engineering/Construction)         29,000     1,695,092
---------------------------------------------------------
France--9.33%
  Alcatel Althsom (ADR)
  (Capital Goods)                    73,600     1,748,000
  Michelin
  (Rubber)                           38,000     2,263,959
  St. Gobain
  (Glass/Building Materials)         13,934     2,114,484
  Total Co. Francaise Petrole-B
  (Energy)                            3,000       260,166
  Total SA (ADR)
  (Energy)                           34,100     1,444,987
                                              -----------
                                                7,831,596
---------------------------------------------------------
Germany--2.81%
  Deutsche Lufthansa AG
  (Transportation)                  163,000     2,359,982
---------------------------------------------------------
HongKong--2.31%
  Swire Pacific Ltd.-B
  (Diversified)                     246,000     1,936,583
---------------------------------------------------------
India--2.68%
  Morgan Stanley India Investment
  Fund (Closed-End Mutual Fund)*    231,200   $ 2,254,200
---------------------------------------------------------
Ireland--2.10%
  Allied Irish Banks PLC (ADR)
  (Banking)                          43,800     1,768,425
---------------------------------------------------------
Italy--4.79%
  Istituto Mobiliare SpA (ADR)
  (Banking)                          82,000     2,152,500
  Sasib SpA - Savings Shares
  (Capital Goods)                 1,007,000     1,872,365
                                              -----------
                                                4,024,865
---------------------------------------------------------
Japan--14.74%
  Canon Inc.
  (Visual Image Equipment)           86,000     1,842,807
  Fujitsu Ltd.
  (Computers)                       192,000     1,956,174
  Ito-Yokado (ADR)
  (Retailing)                        11,800     2,103,350
  Matsushita Electric Industries*
  (Consumer Electronics Equip.)     130,000     2,028,786
  Rohm Company
  (Electronics)                      32,000     2,359,829
  Sumitomo Warehouse
  (Storage)                         416,000     2,085,550
                                              -----------
                                               12,376,496
---------------------------------------------------------
Korea--2.35%
  Korea Fund Inc.
  (Closed-End Mutual Fund)          137,234     1,972,739
---------------------------------------------------------
Malaysia--2.49%
  Perlis Plantations Bhd
  (Diversified)                     687,500     2,091,213
---------------------------------------------------------
Norway--7.91%
  Elkem ASA
  (Metal-Diversified)               119,000     2,239,286
  Kvaerner ASA
  (Shipbuilding)                     43,200     2,346,971
  Norsk Hydro ASA (ADR)
  (Chemicals)                        42,000     2,052,750
                                              -----------
                                                6,639,007
---------------------------------------------------------

                              As of March 31, 1997

                                                Market
                                   Shares        Value
---------------------------------------------------------
Portugal--1.99%
  Portugal Fund Inc.
  (Closed-End Mutual Fund)          112,500   $ 1,673,438
---------------------------------------------------------
Singapore--1.71%
  Dairy Farm International
  Holdings Ltd. (ADR)
  (Retail-Grocery)                1,896,000     1,431,480
---------------------------------------------------------
Spain--6.69%
  Banco Santander SA
  (Banking)                          15,856     1,094,291
  Banco Santander SA (ADR)
  (Banking)                          15,600     1,060,800
  Repsol SA (ADR)
  (Energy)                           60,800     2,477,600
  Telefonica de Espana SA(ADR)
  (Communications)                   13,750       986,563
                                              -----------
                                                5,619,254
---------------------------------------------------------
Sweden--4.90%
  AssiDoman AB
  (Forest Products & Paper)          80,500     2,136,412
  Cardo AB
  (Engineering/Construction)         61,200     1,977,468
                                              -----------
                                                4,113,880
---------------------------------------------------------
Switzerland--1.18%
  Ciba Specialty Chemicals AG*
  (Chemicals)                           750        62,022
  Novartis AG
  (Medical-Drugs)                       750       930,855
                                              -----------
                                                  992,877
---------------------------------------------------------
Taiwan--2.41%
  Taiwan Fund Inc.
  (Closed-End Mutual Fund)           82,125     2,022,328
---------------------------------------------------------
United Kingdom--11.10%
  ADT Ltd. (ADR)*
  (Protection/Safety)               114,000     2,850,000
  Cadbury Schweppes PLC (ADR)
  (Beverages)                        68,172     2,445,670
  Grand Metropolitan PLC (ADR)
  (Consumer Goods)                   52,289     1,666,712
  Tomkins PLC (ADR)
  (Diversified)                     127,600     2,360,600
                                              -----------
                                                9,322,982
---------------------------------------------------------
Total Common Stock                            $82,000,649
---------------------------------------------------------
  (Cost-$70,531,075)
---------------------------------------------------------

                                    Face        Market
                                   Amount        Value
---------------------------------------------------------
Repurchase Agreement--2.20%
---------------------------------------------------------
  State Street Bank,
  4.00% dated 3/31/97, to be
  repurchased at $1,847,205 on
  4/1/97 (Collateral: $1,885,000
  U.S. Treasury Note, 6.125% due
  3/31/98, value $1,888,207)     $1,847,000   $ 1,847,000
---------------------------------------------------------
Total Repurchase Agreement                    $ 1,847,000
---------------------------------------------------------
  (Cost-$1,847,000)
---------------------------------------------------------
Total Investments
   At Value--99.85%                           $83,847,649
---------------------------------------------------------
  (Cost-$72,378,075)
---------------------------------------------------------
Other Assets Less Liabilities--0.15%              125,739
---------------------------------------------------------
Net Assets--100.00%                           $83,973,388
=========================================================

See accompanying notes to financial statements.

                            Bartlett Basic Value Fund
                              As of March 31, 1997

                                                Market
                                   Shares        Value
---------------------------------------------------------
Common Stock--94.69%
---------------------------------------------------------
Aerospace/Defense -- 4.91%
  Lockheed Martin Corp.              30,812   $ 2,588,208
  Martin Marietta Materials          33,927       873,620
  Raytheon Co.                       53,000     2,391,625
                                              -----------
                                                5,853,453
---------------------------------------------------------
Air Transportation -- 2.46%
  AMR Corp.*                         35,550     2,932,875
---------------------------------------------------------
Apparel -- 1.60%
  Kellwood Co.                       76,100     1,902,500
---------------------------------------------------------
Automobiles &
   Auto Parts -- 5.36%
  Ford Motor Co.                     35,000     1,098,125
  General Motors Corp.               62,275     3,448,478
  Stewart & Stevenson
   Services, Inc.                    92,100     1,842,000
                                              -----------
                                                6,388,603
---------------------------------------------------------
Broadcasting -- 2.21%
  Time Warner, Inc.                  61,000     2,638,250
---------------------------------------------------------
Chemicals -- 1.46%
  Ferro Corporation                  58,000     1,740,000
---------------------------------------------------------
Diversified -- 5.21%
  Canadian Pacific Ltd. (ADR)       107,050     2,569,200
  Loews Corp.                        41,000     3,643,875
                                              -----------
                                                6,213,075
---------------------------------------------------------
Electronics -- 2.69%
  Pioneer Standard
   Electronics, Inc.                252,000     3,213,000
---------------------------------------------------------
Energy -- 7.69%
  Cabot Oil & Gas Corp., Class A    125,700     2,199,750
  Phillips Petroleum Corp.           67,500     2,759,062
  Southwestern Energy Co.           150,000     2,006,250
  Total SA (ADR)                     52,000     2,203,500
                                              -----------
                                                9,168,562
---------------------------------------------------------
Financial Services -- 14.08%
  Fannie Mae                        100,000     3,612,500
  First America Bank Corp.           16,650       994,837
  First Tennessee National Corp.     25,438     1,074,756
  MBIA, Inc.                         11,500     1,102,562
  Regions Financial Corp.            19,685     1,092,517
  Salomon, Inc.                      60,000     2,992,500
  State Auto Financial Corp.        108,700     1,861,488
  U.S. Trust Corp.                   40,000     1,680,000
  Washington Federal Savings
   & Loan, Inc.                     104,600     2,379,650
                                              -----------
                                               16,790,810
---------------------------------------------------------
Food & Beverage -- 4.79%
  Archer-Daniels-Midland Co.        154,065   $ 2,753,912
  Universal Foods Corp.              89,000     2,959,250
                                              -----------
                                                5,713,162
---------------------------------------------------------
Health Care -- 1.29%
  Bristol Myers-Squibb Co.           26,000     1,534,000
---------------------------------------------------------
Housewares -- 1.81%
  National Presto Ind., Inc.         60,000     2,152,500
---------------------------------------------------------
Insurance -- 1.34%
  ITT Hartford Group, Inc.           22,125     1,595,766
---------------------------------------------------------
Machinery -- 5.16%
  Kaydon Corp.                       67,500     2,826,563
  York International                 79,300     3,320,687
                                              -----------
                                                6,147,250
---------------------------------------------------------
Manufactured Housing -- 2.70%
  Fleetwood Enterprises, Inc.       129,000     3,225,000
---------------------------------------------------------
Metals & Mining -- 2.21%
  Potash Corporation of
   Saskatchewan Inc. (ADR)           34,600     2,629,600
---------------------------------------------------------
Paper -- 1.18%
  Wausau Paper Mills Co.             77,151     1,412,828
---------------------------------------------------------
Railroad -- 4.51%
  GATX Corporation                   43,000     2,101,625
  Kansas City Southern Inds. Inc.    65,500     3,275,000
                                              -----------
                                                5,376,625
---------------------------------------------------------
Retailing -- 5.09%
  Federated Dept. Stores, Inc.*      85,000     2,794,375
  Jostens, Inc.                     144,500     3,269,313
                                              -----------
                                                6,063,688
---------------------------------------------------------
Security Services -- 2.52%
  ADT, Ltd. (ADR)*                  120,000     3,000,000
---------------------------------------------------------
Technology -- 1.36%
  Zilog, Inc.*                       77,400     1,625,400
---------------------------------------------------------
Toys -- 2.36%
  Toys `R' Us, Inc.*                100,300     2,808,400
---------------------------------------------------------
Utilities -- 4.80%
  KUEnergy, Inc.                    112,600     3,363,925
  NIPSCO Ind., Inc.                  60,000     2,355,000
                                              -----------
                                                5,718,925
---------------------------------------------------------

                              As of March 31, 1997

                                                Market
                                   Shares        Value
---------------------------------------------------------
Other Common Stock -- 5.90%
  Chateau Properties, Inc. (REIT)    67,730  $  1,752,514
  Royce Value Trust, Inc.
   (Closed-End Mutual Fund)         293,537     3,449,060
  United Dominion Trust
   Realty (REIT)                    125,000     1,828,125
                                             ------------
                                                7,029,699
---------------------------------------------------------
Total Common Stock                           $112,873,971
---------------------------------------------------------
  (Cost $81,583,452)
---------------------------------------------------------
Preferred Stock--2.41%
---------------------------------------------------------
  J.P. Morgan Co.,
   Adj. Rate Pfd. "A"                12,000       924,000
  RJR Nabisco Holdings Corp.
   Depositary Shares                300,000     1,950,000
---------------------------------------------------------
  Total Preferred Stock                      $  2,874,000
---------------------------------------------------------
  (Cost $2,673,000)
---------------------------------------------------------

                                    Face        Market
                                   Amount        Value
---------------------------------------------------------
  Repurchase Agreement -- 1.69%
---------------------------------------------------------
  State Street Bank,
  4.25%, dated 3/31/97, to be
  repurchased at $2,017,000 on
  4/1/97 (Collateral: $2,060,238
  U.S. Treasury Note, 6.125%
  due 3/31/98, value $2,061,000)
                                 $2,017,000  $  2,017,000
---------------------------------------------------------
Total Repurchase Agreement                   $  2,017,000
---------------------------------------------------------
Total Investments
   At Value-- 98.79%                         $117,764,971
---------------------------------------------------------
  (Cost $86,273,452)
---------------------------------------------------------
All Other Assets
   Less Liabilities --1.21%                     1,443,101
---------------------------------------------------------
Net Assets--100.00%                          $119,208,072
=========================================================

*Non-dividend paying investment.

 See accompanying notes to financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES

                              As of March 31, 1997

                                                                                Bartlett       Bartlett
                                                                                  Value          Basic
                                                                              International      Value
                                                                                  Fund           Fund
----------------------------------------------------------------------------------------------------------
Assets:
----------------------------------------------------------------------------------------------------------
     Investments securities, at cost                                           $72,378,075   $ 86,273,452
==========================================================================================================
     Investments securities, at value (Note 1)                                 $83,847,649   $117,764,971
     Dividends and interest receivable                                             249,562         98,640
     Receivable for securities sold                                                     --      1,608,561
     Cash                                                                           46,804            154
     Shareholder subscriptions receivable                                           26,339         61,380
----------------------------------------------------------------------------------------------------------
     Total Assets                                                               84,170,354    119,533,706
----------------------------------------------------------------------------------------------------------
Liabilities:
----------------------------------------------------------------------------------------------------------
     Shareholder redemptions payable                                                68,177        202,344
     Management fee payable (Note 3)                                               128,789        123,290
----------------------------------------------------------------------------------------------------------
     Total Liabilities                                                             196,966        325,634
----------------------------------------------------------------------------------------------------------
Net Assets                                                                     $83,973,388   $119,208,072
==========================================================================================================

Net Assets Consist of:
----------------------------------------------------------------------------------------------------------
     Capital shares                                                            $69,173,011   $ 78,570,033
     Accumulated undistributed net investment income                                    --        209,571
     Accumulated net realized gains from security transactions                   3,333,354      8,936,987
     Net unrealized appreciation on investments
       and foreign currency transactions                                        11,467,023     31,491,481
----------------------------------------------------------------------------------------------------------
Net Assets                                                                     $83,973,388   $119,208,072
==========================================================================================================
     Shares of beneficial interest outstanding (unlimited number
       of shares authorized, no par value) (Note 4)                              6,155,483      6,503,987
     Net asset value, offering price and redemption price per share (Note 1)        $13.64         $18.33
==========================================================================================================

See accompanying notes to financial statements.

                         STATEMENTS OF OPERATIONS

                     For the year ended March 31, 1997

                                                                              Bartlett          Bartlett
                                                                                Value             Basic
                                                                            International         Value
                                                                                Fund              Fund
-----------------------------------------------------------------------------------------------------------
Investment Income:
-----------------------------------------------------------------------------------------------------------
     Interest                                                                 $  189,947      $   422,237
     Dividends                                                                 1,970,080        2,586,222
     Less foreign taxes withheld                                                (243,630)         (38,935)
-----------------------------------------------------------------------------------------------------------
Total Investment Income                                                        1,916,397        2,969,524
-----------------------------------------------------------------------------------------------------------
Expenses:
-----------------------------------------------------------------------------------------------------------
     Management Fee (Note 3)                                                   1,430,591        1,468,801
-----------------------------------------------------------------------------------------------------------
Total Expenses                                                                 1,430,591        1,468,801
-----------------------------------------------------------------------------------------------------------
Net Investment Income                                                            485,806        1,500,723
-----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gains (Losses) on Investments:
     Net realized gains from security transactions                             5,034,699       14,218,555
     Net change in net unrealized appreciation (depreciation)
       of investments and foreign currency transactions                        5,827,351       (1,663,068)
-----------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gains
 (Losses) on Investments                                                      10,862,050       12,555,487
-----------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
 from Operations                                                             $11,347,856      $14,056,210
===========================================================================================================

See accompanying notes to financial statements.

                    STATEMENTS OF CHANGES IN NET ASSETS

                                                         Bartlett                        Bartlett
                                                 Value International Fund            Basic Value Fund

                                                    Year            Year           Year           Year
                                                    Ended           Ended          Ended          Ended
                                                   3/31/97         3/31/96        3/31/97        3/31/96
-------------------------------------------------------------------------------------------------------------
From Operations:
-------------------------------------------------------------------------------------------------------------
  Net investment income                         $    485,806   $    705,670    $  1,500,723   $   2,085,006
  Net realized gains from
   security transactions                           5,034,699      5,091,672      14,218,555       7,904,641
  Net change in net unrealized
   appreciation (depreciation)
   of investments                                  5,827,351      1,971,930      (1,663,068)     14,980,193
-------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                                11,347,856      7,769,272      14,056,210      24,969,840
-------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
-------------------------------------------------------------------------------------------------------------
  From net investment income                        (485,806)      (709,685)     (1,780,551)     (1,617,770)
  In excess of net investment income                 (47,035)       (56,680)             --              --
  From net realized gains from
   security transactions                          (4,402,999)    (2,033,031)     (8,971,516)     (5,714,691)
-------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                  (4,935,840)    (2,799,396)    (10,752,067)     (7,332,461)
-------------------------------------------------------------------------------------------------------------
From Fund Share Transactions (Note 4):
-------------------------------------------------------------------------------------------------------------
  Proceeds from shares sold                       37,234,561     24,745,866      38,456,739     111,024,402
  Net asset value of shares issued
   in reinvestment of shareholder
   distributions                                   3,770,092      2,116,443      10,364,400       7,149,025
  Payment for shares redeemed                    (35,483,885)   (17,455,294)    (58,553,595)   (112,895,339)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund
   share transactions                              5,520,768      9,407,015      (9,732,456)      5,278,088
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets             11,932,784     14,376,891      (6,428,313)     22,915,467
Net Assets:
  Beginning of year                               72,040,604     57,663,713     125,636,385     102,720,918
-------------------------------------------------------------------------------------------------------------
  End of year                                   $ 83,973,388   $ 72,040,604    $119,208,072   $ 125,636,385
=============================================================================================================
Accumulated under distributed
   net investment income                        $         --   $         --    $    209,571   $     489,399
=============================================================================================================

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                       Bartlett Value International Fund
          For a Share Outstanding Throughout Each Year Ended March 31,

                                                          1997          1996          1995          1994          1993
===========================================================================================================================
Net Asset Value, Beginning of Year                       $12.59        $11.64        $12.46       $10.08         $9.93
---------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
  Net Investment Income                                     .08           .13           .09          .07           .12
  Net Realized and Unrealized Gains
   (Losses) on Securities                                  1.81          1.33          (.21)        2.38           .15
---------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                           1.89          1.46          (.12)        2.45           .27
---------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends From Net Investment
    Income                                                 (.08)         (.13)         (.09)        (.07)         (.10)
  In Excess of Net Investment Income                       (.01)         (.01)           --           --            --
  Distributions From Realized Gains                        (.75)         (.37)         (.61)          --          (.02)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.84)         (.51)         (.70)        (.07)         (.12)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                             $13.64        $12.59        $11.64       $12.46        $10.08
===========================================================================================================================
Total Return                                              15.45%        12.76%        (1.18%)      24.42%         2.71%
===========================================================================================================================
Ratios / Supplemental Data:
---------------------------
Net Assets, End of Year (000's)                         $83,973       $72,041       $57,664       $49,607      $29,572
Ratio of Net Expenses to Average
  Net Assets (a)                                           1.81%         1.83%         1.83%         1.88%        2.00%
Ratio of Net Investment Income
  to Average Net Assets (a)                                 .62%         1.06%          .80%          .55%        1.13%
Portfolio Turnover Rate                                      31%           38%           24%           19%          19%
Average commission rate paid (b)                         $.0296            --            --            --           --
---------------------------------------------------------------------------------------------------------------------------
                            Bartlett Basic Value Fund
===========================================================================================================================
Net Asset Value, Beginning of Year                       $17.94        $15.39        $14.89       $14.76        $13.47
---------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
  Net Investment Income                                     .22           .30           .27          .22           .30
  Net Realized and Unrealized Gains
   on Securities                                           1.82          3.32          1.53          .28          1.57
---------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                           2.04          3.62          1.80          .50          1.87
---------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends From Net Investment
    Income                                                 (.26)         (.24)         (.27)        (.23)         (.30)
  Distributions From Realized Gains                       (1.39)         (.83)        (1.03)        (.14)         (.28)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (1.65)        (1.07)        (1.30)        (.37)         (.58)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                             $18.33        $17.94        $15.39       $14.89        $14.76
===========================================================================================================================
Total Return                                              11.30%        24.05%        12.67%        3.42%        14.22%
===========================================================================================================================
Ratios / Supplemental Data:
---------------------------
Net Assets, End of Year (000's)                        $119,208      $125,636       $102,721      $94,289      $103,507
Ratio of Expenses to Average
  Net Assets                                               1.16%         1.17%          1.20%        1.20%         1.21%
Ratio of Net Investment Income
  to Average Net Assets                                    1.18%         1.79%          1.81%        1.48%         2.14%
Portfolio Turnover Rate                                      23%           25%            26%          33%           43%
Average commission rate paid (b)                         $.0655            --            --           --            --
---------------------------------------------------------------------------------------------------------------------------

(a) The Advisor has periodically absorbed expenses of the Bartlett Value International Fund through management fee waivers. If the Advisor had not waived any fees, the ratio of net expenses to average net assets would have been 1.94% and the ratio of net investment income to average net assets would have been
 .49% for the period ended March 31, 1994.

(b) Pursuant to SECregulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the fund.

See accompanying notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                              As of March 31, 1997

1    Significant Accounting Policies
     Bartlett Capital Trust is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. Bartlett Capital Trust was established as a Massachusetts business trust under a Declaration of Trust dated October 31, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of the Bartlett Value International Fund and Bartlett Basic Value Fund.
     The  following is a summary of the  investment  objectives  followed by the
Funds:
     Bartlett Value International Fund seeks capital appreciation by investing primarily in foreign equity securities believed by its Advisor, Bartlett & Co., to be attractively priced relative to their intrinsic value. Income is a secondary consideration.
     Bartlett Basic Value Fund seeks capital appreciation by investing primarily in common stocks or securities convertible into common stocks that are believed by its Advisor, Bartlett & Co., to be attractively priced relative to their intrinsic value. Income is a secondary consideration.
     The following is a summary of the significant accounting policies of Bartlett Capital Trust:
     Security Valuation - Equity securities, options and commodities listed on exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market.
     The values of international securities are generally based upon market quotations converted to U.S. dollar equivalents at 4:00 p.m. Eastern Standard time which, depending upon the exchange or market, may be last sale price, last bid price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day the New York Stock Exchange (NYSE) is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's share price is not calculated. Therefore, the value of Bartlett Value International Fund's portfolio may be significantly affected on days when shares may not be purchased or redeemed.
     Repurchase agreements are valued at cost which approximates market. It is the policy of each of the Funds that its custodian take possession of the underlying collateral securities. Collateral is marked-to-market daily to ensure that the market value of the underlying assets equals or exceeds the value of the seller's repurchase obligation. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses. The loss would equal the amount by which the carrying value of the repurchase agreement(s) exceeded the proceeds received in liquidation of the underlying collateral securities. To minimize the possibility of loss, the Funds enter into repurchase agreements only with institutions deemed to be creditworthy by the Advisor, including banks that serve as custodian for the Funds, banks having assets in excess of $1 billion or primary government securities dealers.
     Foreign Currency Translation - The books and records of each Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
     (i) market value of investment securities, other assets and liabilities--at the daily rate of exchange as reported by the custodian at 12:00 p.m. Eastern Standard time;
     (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.
     Share Valuation - The net asset value per share is calculated daily by dividing the total value of each Fund's investments and other assets, less liabilities, by the total number of shares outstanding.

     Investment Income and Distributions to Shareholders - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Distributions to shareholders from net investment income are declared and paid quarterly and are recorded on the ex-dividend date. Net realized capital gains, if any, are distributed to shareholders at least once a year.
     Security Transactions - Security transactions are accounted for on a trade date basis, which is the date the order to buy or sell is executed. Securities sold are valued on a specific identification basis.
     Federal Income Taxes - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not its shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes is made.
     In order to avoid imposition of the excise tax created by the Tax Reform Act of 1986, as amended by the Revenue Act of 1987, it is each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31 of the calendar year) plus undistributed amounts from prior years.
     The following amounts are based on cost for both financial reporting and federal income tax purposes as of March 31, 1997:

                                                   Bartlett          Bartlett
                                                     Value             Basic
                                                 International         Value
                                                     Fund              Fund
================================================================================
Unrealized appreciation                           $14,613,744       $33,559,021
Unrealized depreciation                            (3,144,170)       (2,067,502)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)        $11,469,574       $31,491,519
================================================================================
Federal income tax cost of investments            $72,378,075       $86,273,452
================================================================================

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires the Funds to make estimates and assumptions that affect the reported amounts of assets and liabilites at the date of the financial statements and the reported net changes in net assets from operations during the reporting period.

2   Investment Transactions
    Investment transactions (excluding short-term securities) are as follows for the year ended March 31, 1997:

                                                    Bartlett         Bartlett
                                                      Value            Basic
                                                  International        Value
                                                      Fund             Fund
================================================================================
Purchases of investment securities                $26,354,420       $26,615,207
================================================================================
Proceeds from sales and maturities
 of investment securities                         $22,953,530       $38,786,658
================================================================================

3 Transactions with Affiliates and Related Parties
     The officers of each of the Trusts are shareholders or employees of the Advisor or Legg Mason Wood Walker, Incorporated (LMWW). LMWW is affiliated with the Advisor through their common parent company, Legg Mason, Inc. The Advisor became a wholly owned subsidiary of Legg Mason, Inc. in January 1996. Bartlett Capital Trust's investments are managed by the Advisor under the terms of the Management Agreement. Under the Management Agreement, the Advisor pays all of the expenses of each Fund except brokerage, taxes, interest and extraordinary expenses. As compensation for investment advisory services and agreement to pay the above Fund expenses, each Fund pays the Advisor a fee computed and accrued daily and paid monthly. The fee for Bartlett Basic Value Fund is computed at an annual rate of 2% of the average daily net assets of Bartlett Basic Value Fund up to and including $10,000,000, 1.50% of such assets from $10,000,000 up to and including $30,000,000 and 1% of such assets in excess of $30,000,000. The fee for Bartlett Value International Fund is computed at an annual rate of 2% of the average daily net assets of Bartlett Value International Fund up to and including $20,000,000, 1.75% of such assets from $20,000,000 up to and including $200,000,000 and 1.25% of such assets in excess of $200,000,000.
     States in which shares of each Fund are offered may impose an expense limitation based upon net assets. The Management Agreement between Bartlett Capital Trust and the Advisor allows for the accrual and payment of the management fee that does not exceed the lowest of the applicable expense limitations imposed.

4   Fund Share Transactions
    Proceeds and payments on shares of the Funds as shown in the Statements of Changes in Net Assets are the result of the following share transactions:

                              Bartlett Value                Bartlett Basic
                            International Fund                Value Fund

                              Year      Year               Year       Year
                              Ended     Ended              Ended      Ended
                             3/31/97   3/31/96            3/31/97    3/31/96
================================================================================
Shares sold                 2,833,243   2,030,782         2,065,947   6,663,901
Shares issued in
  reinvestment of
  distributions               292,770     173,445           557,595     424,930
--------------------------------------------------------------------------------
                            3,126,013   2,204,227         2,623,542   7,088,831
Less shares
  redeemed                 (2,692,355) (1,434,766)       (3,123,012) (6,758,445)
--------------------------------------------------------------------------------
Net increase
  (decrease)
  in shares
  outstanding                 433,658     769,461          (499,470)    330,386
--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of the Bartlett Capital Trust:

   We have audited the accompanying statements of assets and liabilities of the Bartlett Value International Fund and Bartlett Basic Value Fund of the Bartlett Capital Trust (a Massachusetts business trust), including the portfolios of investments, as of March 31, 1997, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bartlett Value International Fund and Bartlett Basic Value Fund of the Bartlett Capital Trust as of March 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.


                                                             ARTHUR ANDERSEN LLP
Cincinnati, Ohio,
April 30, 1997

                              TRUSTEES AND OFFICERS

================================================================================
Dale H. Rabiner, CFA                 Chairman of the Board, President and
                                     Trustee of Bartlett Capital Trust
Lorrence T. Kellar                   Trustee
Vice President Real Estate
Kmart Corp.
Alan R. Schriber                     Trustee
President, ARS Broadcasting Corp.
William P. Sheehan                   Trustee
Member, State of Ohio
Employment Relations Board
Kathi D. Bair                        Secretary
R. Stuart Crickmer, CFA, CPA         Vice President
Brian M. Eakes, CPA                  Assistant Secretary
Marie K. Karpinski, CPA              Treasurer and Vice President
Madelynn M. Matlock, CFA             Vice President
James A. Miller, CFA                 Vice President
Donna M. Prieshoff                   Vice President
Thomas A. Steele, CPA                Assistant Treasurer and Assistant Secretary
Woodrow H. Uible, CFA                Vice President
================================================================================
Investment Advisor                   Bartlett & Co.
                                     Cincinnati, Ohio
Custodian                            State Street Bank & Trust Company
                                     Boston, Massachusetts
Transfer Agent                       Boston Financial Data Services
                                     Boston, Massachusetts
Auditors                             Arthur Andersen LLP
                                     Cincinnati, Ohio

================================================================================

                                 Bartlett & Co.
--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT ADVISORS
--------------------------------------------------------------------------------
     36 East Fourth Street, Cincinnati, OH 45202-3896 (bullet) 513-345-6212
                (bullet) 800-800-3609 (bullet) FAX 513-621-6462